UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

JANONE INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102
Las Vegas, Nevada		89119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2022, JanOne Inc. (“JanOne”, “our”, “we”, or “us”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with SPYR Technologies Inc. (“SPYR”), pursuant to which we sold to SPYR substantially all the assets(the “GeoTraq Assets”) and none of the specified liabilities of our wholly-owned subsidiary GeoTraq Inc. (“GeoTraq”). The aggregate purchase price for the GeoTraq Assets was $13.5 million, payable in cash and shares of SPYR’s common stock. As of the closing of the transaction on May 24, 2022, SPYR was issuing to us 30,000,000 shares of its common stock and delivered to us its five-year Promissory Note in the initial principal amount of $12.6 million. The Promissory Note bears simple interest at the rate of 8% per annum, provides quarterly interest payments in arrears, and may be prepaid at any time without penalty.

The foregoing is a summary description of certain terms of the Purchase Agreement and of the Promissory Note and do not purport to be complete, as the description is qualified in its entirety by reference to the full text of the Purchase Agreement and of the Promissory Note, a copy of each of which is attached to this Current Report on Form 8-K as Exhibit 10.28 and Exhibit 10.29, respectively.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 1.01 is incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events.

On May 31, 2022, we issued a press release announcing the GeoTraq transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.28	Asset Purchase Agreement between JanOne Inc. and SPYR Technologies Inc., dated May 24, 2022.
10.29	Promissory Note of SPYR Technologies Inc. in favor of JanOne Inc., dated May 24, 2022.
99.1	Press Release, dated May 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JanOne Inc.

By:	/s/ Tony Isaac
Name: Tony Isaac
Title: President and Chief Executive Officer

Dated: May 31, 2022